THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF l933, AS AMENDED (THE “ACT”).

STEM CELL ASSURANCE, INC.

______________, 2011

PROMISSORY NOTE

Due ______________, 2011
(or Later Under Certain Circumstances)

STEM CELL ASSURANCE, INC., a Nevada corporation (the “Company”), for value received, hereby promises to pay to ____________________________________________ or order (the “Holder”) on ____________, 2011 (the “Initial Maturity Date’) (provided, however, that the Company may, upon notice given to the Holder no later than fourteen (14) days prior to the Initial Maturity Date, extend such date for an additional three (3) months (as extended, the “Maturity Date”) at the offices of the Company, 200 Glades Road, Suite 2, Boca Raton, Florida 33432, the principal sum of __________________________________________ ($___________) DOLLARS in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on said principal sum at the rate of ten percent (10%) per annum through the Initial Maturity Date.  In the event that the Maturity Date is extended as provided for herein, the rate of interest payable hereunder during such extended period shall be fifteen percent (15%) per annum.  Interest on the principal balance of this Promissory Note (“Note”) from the date hereof shall be payable on the _____ day of each month commencing on ______________, 2011.

1. Series of Notes.  This Note is one of a series of Promissory Notes, identical in form (the “Notes”), issued on or about the date hereof, in the aggregate principal amount of up to $3,800,000.  All Notes in such series shall rank equally and ratably without preference or priority of any said Notes over any others thereof.

2. Registered Owner.  The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary.  Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon its registration as owner of this Note, shall become vested with all the powers and rights of the transferor.  Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed.  In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of its address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee.  This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

3. Right to Accelerate.  In the event that the Company receives net proceeds of at least $5,000,000 from an equity or debt financing, the Holder shall have the right, upon written notice to the Company, to accelerate the Maturity Date to the date thereof and demand that the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, be forthwith due and payable whereupon the same shall become forthwith due and payable.

4. Events of Default.  If the Company shall (i) fail to make any payment due hereunder and such failure shall continue unremedied for a period of fifteen (15) days following receipt of written notice thereof from the Holder; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (vii) apply for or consent to the appointment of a receiver, trustee or liquidator for all or substantially all of its assets; or (viii) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within sixty (60) days (each an “Event of Default”), then, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

5. Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act.

6. Transfer to Comply with the Securities Act of l933.  This Note may not be sold or otherwise disposed of except as follows: (a) to a person or entity to whom this Note may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto or (b) to any person or entity upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

7. Applicable Law.  This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

8. Notices.  Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

If to the Holder:

_______________________
_______________________
_______________________

If to the Company:

200 Glades Road
Suite 2
Boca Raton, Florida 33432
Attn:  Chief Executive Officer
Facsimile No.:  (561) 362-4451

With a copy to

Certilman Balin Adler & Hyman, LLP
90 Merrick Avenue
East Meadow, NY 11554
Attn: Fred Skolnik, Esq.
Facsimile No.: (516) 296-7111

or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Section 8.

9. Miscellaneous.  This Note evidences the entire obligation of the Company with respect to the repayment of the principal amount hereof and the other matters provided for herein.  No provision of this Note may be modified except by an instrument in writing signed by  the Company and the Holder.  Payment of interest due under this Note prior to the Maturity Date shall be made to the registered Holder of this Note.  Payment of principal and interest due upon maturity shall be made to the registered Holder of this Note on or after the Maturity Date contemporaneous with and upon presentation of this Note for payment.  No interest shall be due on this Note for such period of time that may elapse between the Maturity Date and its presentation for payment.

 [Remainder of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

STEM CELL ASSURANCE, INC.

By:
Mark Weinreb, Chief Executive Officer

STEM CELL ASSURANCE, INC.

PROMISSORY NOTE

DUE ____________, 2011
(OR LATER UNDER CERTAIN CIRCUMSTANCES)

NOTE ASSIGNMENT FORM

FOR VALUE RECEIVED

The undersigned _____________________________ (please print or typewrite name of assignor) hereby sells, assigns and transfers unto ______________________________________________________
(please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee)  the within Promissory Note of Stem Cell Assurance, Inc., dated _____________, 2010, in the original principal amount of $____________ and hereby authorizes the Company  to transfer this Note on its books.

If the Holder is an individual:

_________________________
Name(s) of Holder

_________________________
Signature of Holder

_________________________
Signature, if jointly held

_________________________
Date

If the Holder is not an individual:

______________________________
Name of Holder

By:____________________________
Signature of Authorized Representative

______________________________
Name and Title of Authorized
Representative

______________________________
Date

______________________________
(Signature(s) guaranteed)